Exhibit 10.2

                                ESCROW AGREEMENT
                                ----------------

          THIS AGREEMENT is made and entered into as of the 11th day of November, 2002, by and between Stephen A. Zrenda, Jr., P.C., an Oklahoma professional corporation (the "Escrow Agent") and ITS Networks Inc., a Florida corporation ("ITS") and certain shareholders of Teleconnect Communicaciones, S.A., a company organized under the laws of Spain ("Teleconnect"), collectively, the "Parties".

                              W I T N E S S E T H:

          WHEREAS, ITS has entered into a Share Exchange Agreement (the "Agreement") with certain shareholders of Teleconnect involving an exchange of up to 3,000,000 shares of the Common Stock of ITS for all of the ordinary stock of Teleconnect under the terms and conditions of a their Agreement dated November 11, 2002, which is incorporated by reference herein. ITS and the shareholders of Teleconnect desire to escrow the shares of Common Stock of ITS to be issued to the shareholders of Teleconnect in accordance with the provisions of the Agreement and of the provisions of this Escrow Agreement.

          WHEREAS, the Escrow Agent has consented to act as escrow depository and hold the shares of Common Stock of ITS to be deposited pursuant thereto, in escrow for ITS and the various shareholders of Teleconnect upon the terms of the Agreement and the terms hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

          1. Establishment of Escrow Account. The parties hereby establish an escrow account with the Escrow Agent, which escrow account shall be entitled "ITS-Teleconnect Escrow Account" (the "Escrow Account"). No cash will be accepted by the Escrow Agent.

          2. Escrow Period. The "Escrow Period" shall begin on November 11, 2002, and shall terminate upon the earlier to occur of the following dates:

          A.     On  May  12,  2005;  or

          B. The date upon which ITS directs the Escrow Agent to release all of the stock certificates of ITS being held by the Escrow Agent to the designated former shareholders of Teleconnect.

          3. Deposits into the Escrow Account. ITS will request each stockholder of Teleconnect to transfer, assign and deliver all their stock certificates of Teleconnect to the Escrow Agent for transfer to ITS. All stock

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of Teleconnect so deposited in the Escrow Account are hereinafter referred to as the  "Teleconnect  Stock".

          ITS will issue and deposit into the Escrow Account 3,000,000 shares of its Common Stock, with restrictive legends, in the names of the shareholders of Teleconnect.

          4. Disbursement of Common Stock of ITS. Upon written notice from ITS of the compliance of Teleconnect shareholders with the terms of the Agreement, the Escrow Agent shall release stock certificates representing shares of the Common Stock of ITS, as adjusted pursuant to 2.2 and ______ of the Agreement and Schedule IV to the Agreement, approximately as follows:

          a) The Escrow Agent shall deliver on May 12, 2003, 10% of the shares to be transferred, comprised of approximately 300,000 ITS shares;

          b) The Escrow Agent shall deliver on May 12, 2004, 25% of the shares to be transferred, comprised of approximately 750,000 ITS shares; and

          c) The Escrow Agent shall deliver on May 12, 2005, 65% of the shares to be transferred, comprised of approximately 1,950,000 ITS shares.

          5. Compensation of Escrow Agent. ITS shall pay the Escrow Agent a fee of $2,000.

          6. Liability of Escrow Agent. Nothing herein contained shall be deemed to obligate the Escrow Agent to transfer any stock hereunder unless the same has been first received by the Escrow Agent pursuant to the provisions of this Agreement. The Escrow Agent acts hereunder as depository only, and is not responsible or liable in any manner for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or with respect to the form or execution of the same, or the identity, authority, or right of any person executing or depositing or receiving the same. The Escrow Agent shall have no duty or obligation to collect any stock certificates at any time due and shall not be responsible for any defaults thereunder or hereunder by any other party or for the application of any stock certificates received by it as herein provided. The Escrow Agent shall use reasonable care but shall not be liable for the default or misconduct of any agent or attorney appointed by it who it has been selected with reasonable care. The Escrow Agent shall be fully protected with respect to any action taken or suffered under this Agreement in good faith by it, except for gross negligence and willful misconduct. The Escrow Agent may consult with counsel for ITS, and shall be fully protected in respect to any action taken or suffered under the Agree-ment, in good faith by it in accordance with the opinion of such counsel. The Escrow Agent shall not be bound or in any way affected by any notice of any modification, cancellation, abrogation or rescission of this Agreement, or of any fact or circumstance affecting or alleged to affect the rights or liabilities of the Parties hereto other than as set forth in this Agreement or affecting or alleged to affect the rights or liabilities of any other persons, unless notified in writing by all the Parties to this Agreement, and by all such other persons; nor, in the case of a modification, unless such modification shall be satisfactory to the Escrow Agent. The Escrow Agent shall not be liable for actions taken in compliance with the instructions contained in written notices received by it from ITS or Teleconnect shareholders.


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          7.     Resolution  of  Disputes.  In  the  event  of  any disagreement between or among the Escrow Agent, ITS, any Teleconnect shareholders, or any other person, resulting in adverse claims and demands being made in connection with or for any documents, money or property involved herein, or affected hereby, the Escrow Agent shall be entitled to refuse to comply with any demand or claim, so long as such disagreement shall continue, and in so refusing to make any delivery or other disposition of any documents, money or property involved or affected hereby, the Escrow Agent shall not be or become liable to ITS, or any Teleconnect shareholders for its refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to refuse and refrain to act until:

          a). All differences shall have been resolved by written agreement and the Escrow Agent shall have been notified thereof in writing, signed by all the parties interested; or

          b). The rights of the adverse claimants shall have been fully adjudicated in a court assuming and having jurisdiction of the Parties and documents, money and property involved herein or affected hereby. The Escrow Agent is hereby given the right to bring an action in interpleader in such a court to resolve the rights of the adverse claimants to the documents, money and property deposited with it pursuant to this Agreement. Any attorney fees and costs incurred by the Escrow Agent regarding such interpleader action will be paid by ITS or reimbursed to the Escrow Agent by ITS.

          8. Books and Records. The Escrow Agent shall keep accurate books and records of all transactions hereunder at its offices in Oklahoma City, Oklahoma. ITS and the Teleconnect shareholders and their representatiaves shall have full access to such books and records during the business hours of the Escrow Agent.

          10. Fees and Expenses. The Escrow Agent shall be paid fees in accordance with paragraph 6 hereof upon the execution of this Escrow Agreement. The Escrow Agent shall be reimbursed by ITS for any out-of-pocket expenses, excluding incidental charges. It is agreed that additional compensa-tion shall be paid to the Escrow Agent by ITS for any extraordi-nary services it shall be requested to render hereunder.

          11. Notices. All notices sent pursuant to this Agreement shall be in writing, signed by the party sending the notice, and shall be sent by first class mail, postage prepaid, by fax or by hand delivery to the recipient. For the purposes of this Agreement, notices shall be sent to the parties at the following addresses:

               Escrow  Agent:          Stephen  A.  Zrenda,  Jr.,  P.C.
                                       2440  Bank  One  Center
                                       100  N.  Broadway
                                       Oklahoma  City,  Oklahoma  73102


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               Contact  Person:        Stephen  A.  Zrenda,  Jr.
                                       Telephone:  (405)  235-2111
                                       Telecopy:   (405)  235-2157

               ITS:                    ITS  Networks  Inc.
                                       C/Villanueva  16,  5th  Floor
                                       2800  Madrid,  Spain
                                       Telephone:  011-34-91-431-3341
                                       Fax:  011-34-91-578-0074

          All stock certificates released by the Escrow Agent pursuant to this Agreement shall be sent to ITS at the above-designated address, certified mail, postage prepaid, by Federal Express or by United Parcel Service, or shall be hand- delivered to ITS.

          12. Facsimile Copies. The parties agree that facsimile copies of this Agreement and any signatures hereon shall be as legally binding and enforceable as the original or copy original of this Agreement or any signatures hereon.

          13. Construction. The parties agree that this Agreement shall be construed in accordance with the laws of the State of Florida and that exclusive jurisdiction and venue for any controversy, claim or suit arising out of or connected with this Agreement shall be in the courts located in Oklahoma City, Oklahoma.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                                   ITS:

                                   ITS  Networks  Inc.


                                   By:
                                      ------------------------------------------
                                        Gustavo  Gomez  Sanchez



                                   ESCROW  AGENT:

                                   Stephen  A.  Zrenda,  Jr.,  P.C.

                                   By:
                                      ------------------------------------------
                                        Stephen  A.  Zrenda,  Jr.,  President



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                            Teleconnect Shareholders

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